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                                                                    EXHIBIT 23.3
              [Baxter Fentriss and Company Letterhead (goes here)]
                         CONSENT OF FINANCIAL ADVISORS
     We consent to the inclusion of our Fairness Opinion isssued to Home Savings Bank of Siler City Inc., SSB in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts."


                                         /s/ BAXTER FENTRISS AND COMPANY


Richmond, Virginia
November 7, 1997